July 20, 2011

Deborah O’Neal-Johnson, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:          T. Rowe Price Floating Rate Fund, Inc.(“Registrant”)
consisting of the following series:

                                T. Rowe Price Floating Rate Fund–Advisor Class
                File Nos.: 333-174605/811-22557

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, we are hereby filing Pre-Effective Amendment No. 1 to the Registration Statement of the T. Rowe Price Floating Rate Fund, Inc. All changes from the previous filing have been blacklined.

We have made nonmaterial changes to the Funds’ prospectuses and Statement of Additional Information (“SAI”). This filing also reflects changes made as a result of your comment letter dated June 10, 2011, our responses to those comments on July 14, 2011, and your oral comment on July 15, 2011. The revisions to the prospectuses and the SAI are redlined.

We are hereby requesting acceleration of this pre-effective amendment to July 26, 2011.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013, or Tawanda Cottman at 410-345-4981.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire

Request for Acceleration

Pursuant to Rule 461 under the Securities Act of 1933, on behalf of the T. Rowe Price Floating Rate Fund, Inc., the corporation, and T. Rowe Price Investment Services, Inc., principal underwriter, I hereby request acceleration of the effective date of the above-referenced Registration Statement to July 26, 2011 or as soon thereafter as possible.

/s/David Oestreicher
David Oestreicher